UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MARCH 31

Date of reporting period:  MARCH 31, 2011



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MARCH 31, 2011



[LOGO OF USAA]
   USAA(R)

                                    [GRAPHIC OF USAA TAX EXEMPT SHORT-TERM FUND]

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       ANNUAL REPORT
       USAA TAX EXEMPT SHORT-TERM FUND
       FUND SHARES o ADVISER SHARES
       MARCH 31, 2011

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

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PRESIDENT'S MESSAGE

"AT USAA INVESTMENT MANAGEMENT
COMPANY, WE CONTINUE TO BELIEVE THAT
TAX-EXEMPT BONDS ARE HIGH-QUALITY                  [PHOTO OF DANIEL S. McNAMARA]
INVESTMENTS THAT CAN PLAY A VALUABLE
ROLE IN A DIVERSIFIED PORTFOLIO."

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MAY 2011

Tax-exempt bonds -- and the states and municipalities that issued them -- have received significant media attention. Early in the fiscal year, the news reports focused on the long rally in municipal bonds. Then, after eight consecutive quarters of gains, the market began to trend downwards. A number of factors contributed to the decline, including:

  o a general increase in U.S. Treasury rates (as interest rates rise, bond prices fall)
  o   the anticipated expiration of the Build America Bonds program
  o the possible extension of current marginal tax rates for individuals, which had previously been scheduled to increase.

The selling pressure increased in the wake of negative media reports about state and municipal credit quality. Some pundits even went on record predicting massive bond defaults, an opinion we did not -- and do not -- share. We certainly agree that many state and local governments have financial challenges. We also agree that they compounded their problems during the Great Recession by continuing to outspend the revenue they collected. However, we see these as BUDGET problems, not DEBT problems. In contrast, some European countries are struggling with large debt burdens, in both the public and private sectors, and growing unrest in response to austerity measures. In the United States, state and local governments are taking constructive steps to bring their budgets back into balance by raising revenue, cutting spending, trimming payrolls, and renegotiating their long-term commitments with their employees. They also have history on their side. History shows that municipal defaults are rare.

Likewise, I believe the risks to municipal bonds have been exaggerated. It's true that several small municipal issuers default every year; credit problems are, and always have been, part of the tax-exempt market. But

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

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that's why thorough and independent research has always been a part of our investment process. At USAA Investment Management Company, we continue to believe that tax-exempt bonds are high-quality investments that can play a valuable role in a diversified portfolio. I would also like to point out that historically, investors' total return on municipal bonds is predominantly driven by interest income -- not by price movements. As a result, we have viewed the recent sell-off as a chance to possibly lock-in attractive tax-exempt yields for long-term shareholders. Of course, before making any investment, our team of municipal bond managers and analysts conduct their own independent credit analysis focusing on income generation and on whether our shareholders will be adequately compensated for the risk they are taking on.

Meanwhile, we continue to monitor a range of other issues, including the ongoing turmoil in the Middle East and its impact on oil prices. Although we expect prices to increase further, we do not expect them to remain elevated long term. In our opinion, high energy prices are not the result of inflation but are connected to the unfolding events in the Middle East. As such, they are an unexpected and unwelcomed tax on American consumers, who will have less money to spend on other things. In Japan, the aftermath of the earthquake and tsunami, the horrendous toll on human life and infrastructure, and the emergencies at some nuclear power plants could potentially affect companies that do business in or with Japan. As of this writing, the impact on the financial markets has been minimal.

Rest assured that in the months ahead, we will continue working hard to stay abreast of events that could potentially affect your investments and will take appropriate measures to manage risk. From all of us here at USAA Investment Management Company, thank you for allowing us to manage your investments. We value your business and the opportunity to serve your investment needs.

Sincerely,

/s/ Daniel S. McNamara

Daniel S. McNamara
President
USAA Investment Management Company

Some income may be subject to state or local taxes.

Investing in securities products involves risk, including possible loss of principal.

Diversification is a technique to help reduce risk. There is no absolute guarantee that diversification will protect against a loss of income.

As interest rates rise, bond prices fall.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGER'S COMMENTARY                                                          2

FUND RECOGNITION                                                              6

INVESTMENT OVERVIEW                                                           8

FINANCIAL INFORMATION

  Distributions to Shareholders                                              18

  Report of Independent Registered Public Accounting Firm                    19

  Portfolio of Investments                                                   20

  Notes to Portfolio of Investments                                          37

  Financial Statements                                                       39

  Notes to Financial Statements                                              42

EXPENSE EXAMPLE                                                              56

TRUSTEES' AND OFFICERS' INFORMATION                                          58

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2011, USAA. All rights reserved.

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

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FUND OBJECTIVE

INTEREST INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX.

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TYPES OF INVESTMENTS

Invests primarily in investment-grade tax-exempt securities. The dollar-weighted average portfolio maturity for the Fund is three years or less.

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                                                             FUND OBJECTIVE |  1

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MANAGER'S COMMENTARY ON THE FUND

REGINA SHAFER, CPA, CFA                                 [PHOTO OF REGINA SHAFER]
USAA Investment Management Company

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o  HOW DID THE USAA TAX EXEMPT SHORT-TERM FUND (THE FUND SHARES) PERFORM DURING
   THE REPORTING PERIOD?

   The Fund Shares provided a total return of 2.62% versus an average return of 1.32% for the 82 funds in the Lipper Short Municipal Debt Funds Average.
   This compares to returns of 1.30% for the Lipper Short Municipal Debt Funds Index and 1.63% for the Barclays Capital Municipal Bond Index. The Fund Shares' tax-exempt distributions over the prior 12 months produced a dividend yield of 2.70%, compared to the Lipper category average of 1.41%.

o  WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

   The tax-exempt market, which had experienced a sustained rally since 2009, changed direction during the one-year reporting period. For almost seven months, bond prices continued to rise, fueled by strong institutional and retail demand for the quality and tax-exempt income provided by municipal bonds. Shorter-term municipal bonds saw exceptional demand as many investors moved out of very low yielding money market funds. Yields, which always move in the opposite

   Refer to pages 11 and 12 for benchmark definitions.

   Past performance is no guarantee of future results.

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2  | USAA TAX EXEMPT SHORT-TERM FUND

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   direction of prices, declined. The yield on three-year tax-exempt AAA general bond fell from 1.10% on March 31, 2010, to a low of 0.44% on August 25, 2010.

   In late October, municipal yields began to increase, which caused prices to fall. The pullback in prices followed an increase in Treasury yields. Even after the Federal Reserve (the Fed) announced the second phase of quantitative easing (QE2), both municipal and Treasury yields continued to rise. Other factors negatively affecting the municipal market included the expiration of the Build America Bonds program, which many thought would be extended past the end of 2010, and the extension of current marginal income tax rates, which many had expected to increase in 2011. These developments came as a heavy inflow of new issuance supply hit the municipal market, further tilting the supply-and-demand equation in an unfavorable direction.

   Negative media reports about municipal budget problems also contributed to the decline in prices. Although states and municipalities experienced a drop in tax revenues during the recession and certainly face budgetary challenges, we believe most will manage through these challenging times as they have in previous economic downturns. Nevertheless, the negative media headlines triggered a pullback by some municipal bond investors.

   As prices fell, yields rose. By March 31, 2011, the yield on a three-year tax-exempt AAA general obligation bond had increased to 0.98%, close to where it began the period. Meanwhile, the shortest maturities remained anchored at record lows as the Fed held the federal funds target rate in a range between zero and 0.25%.

o  HOW DID YOU MANAGE VOLATILITY IN THE FUND'S PRICE?

   The Fund invests mostly in short duration bonds which tend to be less volatile than longer-term bonds. Duration, which is usually expressed in numbers of years, is a measure of the sensitivity of a bond's price to a change in interest rates. The shorter the duration of a bond, the smaller its potential change in price for a given

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                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

   change in interest rate. Therefore, the Fund's share price tends to be more stable than the share price of longer term funds. Furthermore, the Fund's income advantage generally helps it weather declines in bond prices.

   We also continue to have a portion of the portfolio invested in variable-rate demand notes (VRDNs). The VRDNs owned by the Fund possess a "demand" feature that allows the holder to sell the bond back to the issuer at par (100% of the face value) with notice of seven days or less. VRDNs also have interest rates that adjust weekly, which adds income to the Fund when short-term rates are rising. VRDNs also allow us to adjust the portfolio quickly when opportunities arise and provide some price stability to the Fund because their value remains at par.

o  WHAT OTHER STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

   We managed the portfolio to maximize its total return without adding what we consider undue risk. Our experienced team of research analysts helped us look beyond the headlines and find attractive investment opportunities, especially those that would provide higher income to the Fund. In the long run, the tax-exempt income provided by the Fund is the largest contributor to its long-term total return (see page 9).

   As always, we continue to do our own credit research, and never depend just on a rating agency or bond insurer to do that work for us. We also continuously monitor the Fund's holdings. With more than 300 positions, the Fund remains widely diversified by issuer and geographic area. During the reporting period, we did not invest in bonds that are subject to the federal alternative minimum tax (AMT) for individuals. Furthermore, in the future, our intention is to continue to avoid any bonds that have AMT exposure.

   Diversification does not guarantee a profit or prevent a loss.

   SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES.

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4  | USAA TAX EXEMPT SHORT-TERM FUND

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o  WHAT IS YOUR OUTLOOK?

   We continue to believe the U.S. economy is in a slow-growth expansion. Although unemployment remains high, conditions in the job market have improved and consumer spending has increased. The housing market continues to be largest drag on the economy. With inflation relatively benign, the Fed is unlikely to raise rates until at least the end of 2011.

   Headlines about municipal finances will continue, especially during the spring budget season. Although state and local government budgets remain under pressure, we do not expect a material change in the strong debt repayment record of municipal issuers. Many have benefited from the federal government's stimulus spending, which may soon end, and from the financial reserves they amassed during better economic times. Furthermore, many have begun making the tough political decisions necessary to balance their budgets, such as raising revenue and cutting expenses.

   In addition, two of the major credit services, Moody's Investors Service and Fitch Ratings Ltd., recently upgraded tens of thousands of municipal ratings as they placed municipal, corporate, and sovereign credit ratings on an equal footing. We consider this change an acknowledgment that municipalities have a much better debt payment record than corporate bond issuers.

   Looking ahead, we expect volatility in the municipal market to continue. However, a volatile environment can also provide opportunity, and we will continue to search for attractive investments to maximize your Fund's tax-free income. Shareholders should expect the majority of their long-term return to come from the income provided by the Fund.

   Thank you for allowing us to help you with your investment needs. We appreciate your continued confidence in us.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  5

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FUND RECOGNITION

USAA TAX EXEMPT SHORT-TERM FUND SHARES

--------------------------------------------------------------------------------

                         OVERALL MORNINGSTAR RATING(TM)
               out of 156 municipal national short-term bond funds
                      for the period ended March 31, 2011:

                                 OVERALL RATING
                                     * * * *

                                     3-YEAR
                                    * * * * *
                                out of 156 funds

                                     5-YEAR
                                     * * * *
                                out of 142 funds

                                     10-YEAR
                                     * * * *
                                 out of 89 funds

The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. Ratings are based on risk-adjusted returns.

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.

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6  | USAA TAX EXEMPT SHORT-TERM FUND

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                            LIPPER LEADERS (OVERALL)

                           [5]                    [5]

                       TOTAL RETURN           PRESERVATION

The Fund is listed as a Lipper Leader for Total Return and Preservation among 64 and 4,366 funds, respectively, within the Lipper Short Municipal Debt Fund category for the overall and three-year periods ended March 31, 2011. The Fund received a Lipper Leader rating for Total Return among 55 and 33 funds for the five- and 10-year periods, respectively. The Fund received a Lipper Leader rating for Preservation among 3,695 and 2,603 funds for the five- and 10-year periods, respectively. Lipper ratings for Total Return reflect funds' historical total return performance relative to peers as of March 31, 2011. Lipper ratings for Preservation reflect funds' historical loss avoidance relative to other funds within the same asset class, as of March 31, 2011. Preservation ratings are relative, rather than absolute, measures, and funds named Lipper Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed-income funds.

--------------------------------------------------------------------------------

Ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Preservation metrics over three-, five-, and 10-year periods (if applicable). The highest 20% of funds in each peer group are named Lipper Leaders, the next 20% receive a score of 4, the middle 20% are scored 3, the next 20% are scored 2, and the lowest 20% are scored 1. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at WWW.LIPPERLEADERS.COM. Lipper Leader Copyright 2011, Reuters, All Rights Reserved.

================================================================================

                                                           FUND RECOGNITION |  7

================================================================================

INVESTMENT OVERVIEW

USAA TAX EXEMPT SHORT-TERM FUND SHARES (Ticker Symbol: USSTX)

--------------------------------------------------------------------------------
                                               3/31/11              3/31/10
--------------------------------------------------------------------------------
Net Assets                                 $1,860.3 Million     $1,752.7 Million
Net Asset Value Per Share                       $10.61               $10.62

LAST 12 MONTHS
Tax-Exempt Dividends Per Share                  $0.286               $0.319
Capital Gain Distributions Per Share              --                   --
Dollar-Weighted Average
Portfolio Maturity(+)                         2.4 Years            2.7 Years

(+)Dollar-weighted average portfolio maturity is obtained by multiplying the dollar value of each investment by the number of days left to its maturity, then adding those figures together and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/11
--------------------------------------------------------------------------------
   1 Year                           5 Years                          10 Years
   2.62%                             3.61%                             3.29%

--------------------------------------------------------------------------------
30-DAY SEC YIELD*                                                EXPENSE RATIO**
--------------------------------------------------------------------------------
As of 3/31/11                                                         0.55%
    2.04%

*Calculated as prescribed by the Securities and Exchange Commission.

**THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES AS REPORTED IN THE FUND SHARES' PROSPECTUS DATED AUGUST 1, 2010, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS. THIS EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

Past performance is no guarantee of future results.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

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8  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS -- PERIODS ENDED MARCH 31, 2011

-----------------------------------------------------------------------------------
                      TOTAL RETURN     =     DIVIDEND RETURN     +     PRICE CHANGE
-----------------------------------------------------------------------------------
10 Years                 3.29%         =          3.37%          +        (0.08)%
5 Years                  3.61%         =          3.57%          +         0.04%
1 Year                   2.62%         =          2.71%          +        (0.09)%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2002-MARCH 31, 2011

    [CHART OF ANNUAL TOTAL RETURN, DIVIDEND RETURN AND CHANGE IN SHARE PRICE]

                  TOTAL RETURN    DIVIDEND RETURN    CHANGE IN SHARE PRICE
3/31/2002             3.60%            3.97%                -0.37%
3/31/2003             5.44             3.37                  2.07
3/31/2004             2.73             2.64                  0.09
3/31/2005             0.75             2.59                 -1.84
3/31/2006             2.40             3.24                 -0.84
3/31/2007             3.79             3.70                  0.09
3/31/2008             3.84             3.93                 -0.09
3/31/2009             2.38             4.36                 -1.98
3/31/2010             5.46             3.15                  2.31
3/31/2011             2.62             2.71                 -0.09

                                   [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. WHILE SHARE PRICES TEND TO VARY, DIVIDEND RETURNS GENERALLY ARE A RELATIVELY STABLE COMPONENT OF TOTAL RETURNS.

Total return equals dividend return plus share price change and assumes reinvestment of all net investment income and realized capital gain distributions. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

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TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' dividend return for the periods ended 3/31/11, and assuming marginal federal tax
rates of:                                25.00%     28.00%     33.00%     35.00%

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD            DIVIDEND RETURN
--------------------------------------------------------------------------------
10 Years               3.37%              4.49%      4.68%      5.03%      5.19%
5 Years                3.57%              4.76%      4.96%      5.33%      5.50%
1 Year                 2.71%              3.61%      3.76%      4.04%      4.17%

To match the Fund Shares' closing 30-day SEC Yield of 2.04% on 3/31/11:

A FULLY TAXABLE INVESTMENT MUST PAY:      2.72%      2.83%      3.04%      3.14%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes. Based on 2010 tax rates.

================================================================================

10  | USAA TAX EXEMPT SHORT-TERM FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                            USAA TAX EXEMPT        LIPPER SHORT
                    BARCLAYS CAPITAL          SHORT-TERM          MUNICIPAL DEBT
                  MUNICIPAL BOND INDEX        FUND SHARES          FUNDS INDEX
03/31/01              $10,000.00              $10,000.00           $10,000.00
04/30/01                9,891.64                9,982.05            10,008.46
05/31/01                9,998.16               10,056.08            10,073.95
06/30/01               10,065.05               10,110.02            10,113.58
07/31/01               10,214.14               10,184.65            10,169.31
08/31/01               10,382.39               10,265.60            10,235.20
09/30/01               10,347.56               10,286.15            10,259.05
10/31/01               10,470.85               10,339.76            10,305.24
11/30/01               10,382.57               10,315.71            10,295.74
12/31/01               10,284.35               10,308.03            10,303.34
01/31/02               10,462.74               10,377.39            10,361.51
02/28/02               10,588.79               10,446.98            10,412.70
03/31/02               10,381.28               10,361.00            10,354.03
04/30/02               10,584.18               10,469.15            10,430.33
05/31/02               10,648.50               10,502.15            10,464.54
06/30/02               10,761.09               10,569.14            10,516.46
07/31/02               10,899.49               10,637.97            10,566.62
08/31/02               11,030.52               10,698.75            10,606.50
09/30/02               11,272.11               10,775.62            10,650.77
10/31/02               11,085.25               10,706.46            10,600.96
11/30/02               11,039.18               10,726.63            10,624.99
12/31/02               11,272.11               10,823.97            10,702.34
01/31/03               11,243.55               10,842.09            10,725.63
02/28/03               11,400.74               10,918.54            10,780.64
03/31/03               11,407.56               10,924.41            10,773.53
04/30/03               11,482.93               10,951.14            10,797.06
05/31/03               11,751.81               11,039.08            10,859.05
06/30/03               11,701.86               11,043.20            10,868.89
07/31/03               11,292.38               10,945.71            10,823.76
08/31/03               11,376.60               10,980.71            10,848.93
09/30/03               11,711.08               11,095.25            10,920.09
10/31/03               11,652.11               11,089.32            10,914.11
11/30/03               11,773.55               11,121.24            10,930.55
12/31/03               11,871.04               11,145.44            10,945.74
01/31/04               11,939.04               11,178.94            10,975.69
02/29/04               12,118.71               11,252.09            11,017.34
03/31/04               12,076.51               11,222.93            11,004.61
04/30/04               11,790.50               11,133.97            10,947.45
05/31/04               11,747.75               11,114.72            10,933.40
06/30/04               11,790.50               11,127.21            10,944.25
07/31/04               11,945.67               11,181.71            10,985.53
08/31/04               12,185.06               11,256.03            11,046.49
09/30/04               12,249.74               11,269.29            11,054.34
10/31/04               12,355.15               11,294.16            11,076.21
11/30/04               12,253.24               11,266.66            11,048.43
12/31/04               12,402.88               11,314.35            11,089.01
01/31/05               12,518.79               11,327.85            11,090.22
02/28/05               12,477.15               11,322.34            11,089.48
03/31/05               12,398.46               11,306.84            11,085.80
04/30/05               12,593.98               11,347.05            11,111.24
05/31/05               12,682.99               11,376.62            11,136.91
06/30/05               12,761.68               11,416.77            11,177.23
07/31/05               12,704.00               11,414.10            11,179.90
08/31/05               12,832.26               11,454.54            11,212.90
09/30/05               12,745.83               11,465.20            11,228.33
10/31/05               12,668.43               11,461.61            11,228.53
11/30/05               12,729.25               11,481.37            11,247.33
12/31/05               12,838.71               11,515.23            11,282.57
01/31/06               12,873.36               11,545.26            11,312.54
02/28/06               12,959.79               11,577.18            11,337.55
03/31/06               12,870.41               11,580.37            11,340.77
04/30/06               12,865.99               11,590.70            11,357.66
05/31/06               12,923.30               11,626.13            11,397.26
06/30/06               12,874.65               11,642.13            11,403.24
07/31/06               13,027.79               11,697.99            11,449.16
08/31/06               13,221.10               11,767.20            11,508.72
09/30/06               13,313.06               11,826.32            11,553.09
10/31/06               13,396.54               11,860.99            11,582.53
11/30/06               13,508.22               11,907.61            11,619.23
12/31/06               13,460.49               11,923.40            11,634.51
01/31/07               13,426.03               11,922.96            11,644.14
02/28/07               13,602.94               11,992.20            11,696.66
03/31/07               13,569.40               12,018.66            11,722.34
04/30/07               13,609.57               12,054.19            11,752.34
05/31/07               13,549.31               12,045.91            11,769.66
06/30/07               13,479.10               12,051.17            11,767.59
07/31/07               13,583.59               12,098.39            11,809.48
08/31/07               13,524.99               12,117.15            11,825.16
09/30/07               13,725.12               12,210.46            11,883.17
10/31/07               13,786.30               12,238.06            11,914.14
11/30/07               13,874.21               12,302.57            11,951.57
12/31/07               13,912.72               12,319.19            11,988.10
01/31/08               14,088.16               12,487.96            12,113.37
02/29/08               13,443.16               12,355.38            11,970.56
03/31/08               13,827.40               12,478.80            12,015.21
04/30/08               13,989.20               12,497.95            12,038.79
05/31/08               14,073.79               12,542.82            12,087.91
06/30/08               13,914.93               12,526.01            12,067.38
07/31/08               13,967.82               12,595.02            12,134.06
08/31/08               14,131.28               12,689.05            12,191.89
09/30/08               13,468.60               12,555.84            12,089.22
10/31/08               13,331.12               12,475.26            12,049.97
11/30/08               13,373.51               12,518.73            12,096.89
12/31/08               13,568.48               12,482.32            12,103.08
01/31/09               14,065.12               12,748.71            12,260.94
02/28/09               14,139.02               12,756.23            12,257.71
03/31/09               14,141.60               12,775.90            12,290.94
04/30/09               14,424.11               12,855.87            12,346.58
05/31/09               14,576.70               12,933.14            12,396.87
06/30/09               14,440.14               12,958.94            12,420.92
07/31/09               14,681.74               13,049.12            12,487.32
08/31/09               14,932.73               13,119.60            12,519.11
09/30/09               15,468.63               13,249.97            12,602.35
10/31/09               15,143.92               13,229.59            12,588.48
11/30/09               15,269.05               13,320.83            12,641.66
12/31/09               15,320.65               13,341.03            12,656.79
01/31/10               15,400.45               13,417.57            12,690.11
02/28/10               15,549.72               13,496.29            12,717.63
03/31/10               15,512.49               13,472.95            12,705.86
04/30/10               15,701.01               13,541.89            12,728.71
05/31/10               15,818.77               13,582.29            12,752.78
06/30/10               15,828.17               13,613.03            12,765.65
07/31/10               16,025.54               13,708.73            12,815.83
08/31/10               16,392.45               13,814.36            12,858.61
09/30/10               16,366.83               13,818.29            12,851.05
10/31/10               16,321.50               13,835.64            12,859.13
11/30/10               15,995.13               13,788.69            12,838.51
12/31/10               15,685.17               13,732.00            12,818.04
01/31/11               15,569.62               13,722.92            12,822.55
02/28/11               15,817.48               13,794.60            12,848.74
03/31/11               15,764.78               13,825.65            12,870.87

                                   [END CHART]

                       Data from 3/31/01 through 3/31/11.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Short-Term Fund Shares to the following benchmarks:

o The unmanaged, broad-based Barclays Capital Municipal Bond Index tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Index because the Index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper Short Municipal Debt Funds Index tracks the total return performance of the 10 largest funds within the Lipper Short Municipal Debt Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                            USAA TAX EXEMPT              LIPPER SHORT MUNICIPAL
                        SHORT-TERM FUND SHARES             DEBT FUNDS AVERAGE
3/31/2002                       3.94%                             3.48%
3/31/2003                       3.24                              2.54
3/31/2004                       2.61                              1.96
3/31/2005                       2.62                              2.10
3/31/2006                       3.24                              2.59
3/31/2007                       3.63                              3.02
3/31/2008                       3.86                              3.27
3/31/2009                       4.39                              3.58
3/31/2010                       3.00                              1.87
3/31/2011                       2.70                              1.41

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 3/31/02 to 3/31/11.

The Lipper Short Municipal Debt Funds Average is an average performance level of all short-term municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

12  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

USAA TAX EXEMPT SHORT-TERM FUND ADVISER SHARES (Ticker Symbol: UTESX)*

--------------------------------------------------------------------------------
                                                                      3/31/11
--------------------------------------------------------------------------------

Net Assets                                                          $4.9 Million
Net Asset Value Per Share                                              $10.61
Tax-Exempt Dividends Per Share                                         $0.173
Capital Gain Distributions Per Share                                     --


--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/11
--------------------------------------------------------------------------------
                             Since Inception 8/1/10

                                     0.69%**


--------------------------------------------------------------------------------
                        30-DAY SEC YIELD*** AS OF 3/31/11
--------------------------------------------------------------------------------

                                      1.81%


--------------------------------------------------------------------------------
                                EXPENSE RATIO****
--------------------------------------------------------------------------------

 Before Reimbursement    1.23%                    After Reimbursement    0.80%


*The USAA Tax Exempt Short-Term Fund Adviser Shares (Adviser Shares) commenced operations on August 1, 2010, and do not have a full calendar year of performance.

**Total returns for less than one year are not annualized. This return is cumulative.

***Calculated as prescribed by the Securities and Exchange Commission.

****THE EXPENSE RATIOS ARE REPORTED IN THE ADVISER SHARES' PROSPECTUS DATED AUGUST 1, 2010, AND ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL YEAR. USAA INVESTMENT MANAGEMENT COMPANY (THE MANAGER) HAS AGREED, THROUGH AUGUST 1, 2011, TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES TO LIMIT THE EXPENSES OF THE ADVISER SHARES SO THAT THE TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF COMMISSION RECAPTURE, EXPENSE OFFSET ARRANGEMENTS, AND EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 0.80%, OF THE ADVISER SHARES' AVERAGE DAILY NET ASSETS. THIS ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR TERMINATED BY THE MANAGER AT ANY TIME AFTER AUGUST 1, 2011. THE BEFORE REIMBURSEMENT EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS. IF THE ADVISER SHARES TOTAL ANNUAL OPERATING EXPENSE RATIO IS LOWER THAN 0.80%, THE ADVISER SHARES WILL OPERATE AT THE LOWER EXPENSE RATIO.

Past performance is no guarantee of future results.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 1.81% on 3/31/11, and assuming marginal federal tax
rates of:                                25.00%     28.00%     33.00%     35.00%

A FULLY TAXABLE INVESTMENT MUST PAY:      2.42%      2.52%      2.71%      2.79%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes. Based on 2010 tax rates.

================================================================================

14  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                       USAA TAX EXEMPT          LIPPER SHORT
                       SHORT-TERM FUND         MUNICIPAL DEBT          BARCLAYS CAPITAL
                       ADVISER SHARES           FUNDS INDEX          MUNICIPAL BOND INDEX
07/31/10                 $10,000.00              $10,000.00               $10,000.00
08/31/10                  10,074.87               10,033.38                10,228.95
09/30/10                  10,085.31               10,027.48                10,212.97
10/31/10                  10,086.35               10,033.79                10,184.68
11/30/10                  10,049.96               10,017.70                 9,981.03
12/31/10                  10,006.37               10,001.73                 9,787.61
01/31/11                   9,997.77               10,005.25                 9,715.50
02/28/11                  10,048.12               10,025.68                 9,870.17
03/31/11                  10,068.74               10,042.95                 9,837.28

                                   [END CHART]

                       Data from 7/31/10 through 3/31/11.*

                       See page 11 for benchmark definitions.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Short-Term Fund Adviser Shares to the benchmarks.

*The performance of the Barclays Municipal Bond Index and the Lipper Short Municipal Debt Funds Index is calculated from the end of the month, July 31, 2010, while the Adviser Shares' inception date is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                                TOP 10 INDUSTRIES
                                  AS OF 3/31/11
                                (% of Net Assets)

Hospital ................................................................  20.1%
Electric Utilities ......................................................  19.6%
General Obligation ......................................................  13.2%
Special Assessment/Tax/Fee ..............................................   5.6%
Electric/Gas Utilities ..................................................   4.1%
Environmental & Facilities Services .....................................   3.9%
Education ...............................................................   3.6%
Appropriated Debt .......................................................   3.0%
Nursing/CCRC ............................................................   2.7%
Airport/Port ............................................................   2.5%

 You will find a complete list of securities that the Fund owns on pages 23-36.

================================================================================

16  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

                     o PORTFOLIO RATINGS MIX -- 3/31/2011 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                         1.5%
AA                                                                         13.9%
A                                                                          27.8%
BBB                                                                        26.8%
BELOW INVESTMENT GRADE                                                      0.2%
SECURITIES WITH SHORT-TERM INVESTMENT-GRADE RATINGS                        24.7%
UNRATED                                                                     5.1%

                                   [END CHART]

The four highest long-term credit ratings, in descending order of credit quality, are AAA, AA, A, and BBB. These categories represent investment-grade quality. This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Services, Fitch Ratings Ltd., Dominion Bond Rating Service Ltd., or A.M. Best Co., Inc., and includes any related credit enhancements. Any of the Fund's securities that are not rated by these agencies appear in the chart above as "Unrated," but are monitored and evaluated by USAA Investment Management Company on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated but are treated as AAA for credit quality purposes in the above chart. Securities with short-term investment-grade ratings represent the two highest short-term credit ratings. The below investment-grade category includes both long-term and short-term securities.

      Percentages are of the total market value of the Fund's investments.

================================================================================

                                                       INVESTMENT OVERVIEW |  17

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2011, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2012.

The net investment income (which excludes short-term capital gains) distributed by the Fund during the fiscal year ended March 31, 2011, was 100% tax-exempt for federal income tax purposes.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund has not designated any long-term realized capital gains for the fiscal year ended March 31, 2011.

================================================================================

18  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TAX EXEMPT SHORT-TERM FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Tax Exempt Short-Term Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Tax Exempt Short-Term Fund at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

San Antonio, Texas
May 18, 2011

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  19

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2011

--------------------------------------------------------------------------------

o  CATEGORIES AND DEFINITIONS

   FIXED-RATE INSTRUMENTS -- consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

   PUT BONDS -- provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

   ADJUSTABLE-RATE NOTES -- similar to VRDNs in the fact that the interest rate is adjusted periodically to reflect current market conditions. These interest rates are adjusted at a given time, such as monthly or quarterly. However, these securities do not offer the right to sell the security at face value prior to maturity.

   PERIODIC AUCTION RESET BONDS -- interest rates are reset periodically through an auction mechanism. The bonds have the option to be sold at face value at each interest rate reset date to the extent that there are sufficient bids in the auction.

   VARIABLE-RATE DEMAND NOTES (VRDNs) -- provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

   CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be

================================================================================

20  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

   provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

   (INS)   Principal and interest payments are insured by one of the following:
           ACA Financial Guaranty Corp., AMBAC Assurance Corp., Assured Guaranty Corp., Assured Guaranty Municipal Corp., Financial Guaranty Insurance Co., National Public Finance Guarantee Corp., Radian Asset Assurance, Inc., or XL Capital Assurance. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

   (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from one of the following: Bank of America, N.A., DEPFA Bank, plc, Dexia Credit Local, Key Bank, N.A., Merrill Lynch & Co., Inc., Wells Fargo Bank, N.A., or WestLB A.G.

   (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

   (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guarantee agreement from one of the following: Continental Casualty Co., Duke Realty Corp., Fannie Mae, Government National Mortgage Association, National Rural Utility Corp., or Texas Permanent School Fund.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   EDA     Economic Development Authority
   EDC     Economic Development Corp.
   ETM     Escrowed to final maturity

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

   IDA     Industrial Development Authority/Agency
   IDB     Industrial Development Board
   ISD     Independent School District
   MTA     Metropolitan Transportation Authority
   PRE     Prerefunded to a date prior to maturity
   USD     Unified School District

================================================================================

22  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

INVESTMENTS

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                            COUPON          FINAL            VALUE
(000)       SECURITY                                               RATE         MATURITY           (000)
--------------------------------------------------------------------------------------------------------
            FIXED-RATE INSTRUMENTS (47.3%)

            ALABAMA (0.6%)
$ 2,000     Mobile IDB                                             4.65%       12/01/2011     $    2,033
  1,165     Montgomery Medical Clinic Board                        4.50         3/01/2012          1,180
  1,265     Montgomery Medical Clinic Board                        4.50         3/01/2013          1,286
  1,200     Montgomery Medical Clinic Board                        4.50         3/01/2014          1,221
  2,480     Montgomery Medical Clinic Board                        4.50         3/01/2015          2,514
  2,595     Montgomery Medical Clinic Board                        4.50         3/01/2016          2,577
                                                                                              ----------
                                                                                                  10,811
                                                                                              ----------
            ARIZONA (0.8%)
  1,350     Health Facilities Auth.                                4.00         4/01/2012          1,384
  4,655     Mohave County IDA                                      6.75         5/01/2012          4,759
  1,000     Pinal County Correctional Facilities IDA (INS)         5.25        10/01/2012          1,027
  1,000     Pinal County Correctional Facilities IDA (INS)         5.25        10/01/2013          1,035
  1,710     Pinal County Correctional Facilities IDA (INS)         5.25        10/01/2014          1,770
  5,365     State (INS)                                            5.00        10/01/2015          5,790
                                                                                              ----------
                                                                                                  15,765
                                                                                              ----------
            CALIFORNIA (5.7%)
  5,000     Golden Empire Schools Financing Auth.                  4.00         5/01/2012          5,124
  5,000     Golden State Tobacco Securitization Corp.              5.00         6/01/2015          5,060
  7,000     Golden State Tobacco Securitization Corp.              5.00         6/01/2016          7,006
  3,000     Golden State Tobacco Securitization Corp.              5.00         6/01/2017          2,954
  5,000     Irvine USD Community Facilities District (INS)         5.00         9/01/2014          5,378
  3,730     Irvine USD Community Facilities District (INS)         5.00         9/01/2015          4,027
  5,885     Irvine USD Community Facilities District (INS)         5.00         9/01/2016          6,323
 14,785     Public Works Board                                     5.00        10/01/2015         15,876
  2,000     Salinas USD (INS)                                      4.21(a)      6/01/2014          1,817
  1,000     Salinas USD (INS)                                      4.21(a)     10/01/2014            896
  1,750     Santa Rosa Rancheria Tachi Yokut Tribe(b)              4.88         3/01/2016          1,597
 15,000     State                                                  3.00         6/28/2011         15,087
 15,000     State                                                  5.00        10/01/2017         16,727
 17,500     Statewide Communities Dev. Auth.                       5.00         6/15/2013         18,646
                                                                                              ----------
                                                                                                 106,518
                                                                                              ----------
            COLORADO (1.0%)
    280     Beacon Point Metropolitan District
              (LOC - Compass Bank)                                 4.38        12/01/2015            278
  1,865     Denver Health and Hospital Auth.                       5.00        12/01/2014          1,958
  1,000     Denver Health and Hospital Auth.                       5.00        12/01/2015          1,050
  1,475     Denver Health and Hospital Auth.                       5.00        12/01/2016          1,524

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                            COUPON          FINAL            VALUE
(000)       SECURITY                                               RATE         MATURITY           (000)
--------------------------------------------------------------------------------------------------------
$ 2,000     Health Facilities Auth.                                5.00%        6/01/2012     $    2,069
  1,335     Health Facilities Auth.                                5.00         6/01/2013          1,405
  2,000     Health Facilities Auth.                                5.00         6/01/2015          2,128
  1,890     Health Facilities Auth.                                5.00        11/15/2015          2,065
    110     Health Facilities Auth. (ETM)                          5.00        11/15/2015            127
  2,840     Health Facilities Auth.                                5.00        11/15/2016          3,099
    160     Health Facilities Auth. (ETM)                          5.00        11/15/2016            188
  1,885     High Plains Metropolitan District
              (LOC - Compass Bank)                                 4.38        12/01/2015          1,864
                                                                                              ----------
                                                                                                  17,755
                                                                                              ----------
            DISTRICT OF COLUMBIA (0.2%)
  3,665     Community Academy (INS)                                4.50         5/01/2017          3,331
                                                                                              ----------
            FLORIDA (2.0%)
  1,000     Highlands County Health Facilities                     5.00        11/15/2014          1,108
  1,000     Highlands County Health Facilities                     5.00        11/15/2015          1,106
  3,500     Highlands County Health Facilities                     5.00        11/15/2016          3,873
  1,235     Highlands County Health Facilities                     5.00        11/15/2016          1,367
 10,000     Hurricane Catastrophe Fund Finance Corp.               5.00         7/01/2014         10,855
  2,000     Orange County Health Facilities Auth.                  5.00        10/01/2013          2,134
  1,200     Orange County Health Facilities Auth.                  5.00        10/01/2016          1,273
  2,000     Palm Beach County School Board (INS)                   5.00         8/01/2015          2,186
  3,290     Palm Beach County School Board                         5.50         8/01/2015          3,641
 10,000     Sunshine State Governmental Financing Commission(c)    5.00         9/01/2017         10,548
                                                                                              ----------
                                                                                                  38,091
                                                                                              ----------
            GEORGIA (0.3%)
  3,000     Fulton County Dev. Auth.                               4.00        11/15/2016          3,105
  3,000     Municipal Electric Auth. of Georgia                    5.00         1/01/2016          3,293
                                                                                              ----------
                                                                                                   6,398
                                                                                              ----------
            GUAM (0.1%)
  1,000     Education Financing Foundation                         4.00        10/01/2013            992
    760     Education Financing Foundation                         5.00        10/01/2014            771
                                                                                              ----------
                                                                                                   1,763
                                                                                              ----------
            ILLINOIS (3.7%)
  1,295     Chicago                                                6.13        12/01/2012          1,287
 15,000     Chicago Board of Education (INS)                       2.54(a)     12/01/2013         13,967
  7,140     Finance Auth.                                          4.50         2/15/2016          7,220
  3,720     Finance Auth.                                          5.25         5/01/2016          3,799
  5,940     Finance Auth.                                          4.50         2/15/2017          5,906
    840     Housing Dev. Auth.                                     4.15         1/01/2014            879
    130     Housing Dev. Auth.                                     4.20         1/01/2014            136
    765     Housing Dev. Auth.                                     4.15         7/01/2014            804

================================================================================

24  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                            COUPON          FINAL            VALUE
(000)       SECURITY                                               RATE         MATURITY           (000)
--------------------------------------------------------------------------------------------------------
$   960     Housing Dev. Auth.                                     4.20%        7/01/2015     $      976
    540     Housing Dev. Auth.                                     4.30         1/01/2016            550
    140     Housing Dev. Auth.                                     4.35         1/01/2016            148
  2,818     Pingree Grove                                          5.25         3/01/2015          2,678
  5,000     Railsplitter Tobacco Settlement Auth.                  5.00         6/01/2016          5,233
  6,500     Railsplitter Tobacco Settlement Auth.                  5.00         6/01/2018          6,601
 10,000     State                                                  3.00         6/14/2011         10,024
  3,000     State (INS)                                            5.00         1/01/2016          3,152
  5,000     State                                                  4.50         6/15/2016          5,324
                                                                                              ----------
                                                                                                  68,684
                                                                                              ----------
            INDIANA (3.1%)
 10,000     Finance Auth.                                          4.90         1/01/2016         10,704
  7,715     Hammond                                                3.00         1/03/2012          7,790
  2,060     Health and Educational Facility Auth.                  5.00         2/15/2013          2,153
 20,000     Jasper County (INS)                                    5.60        11/01/2016         21,853
  3,750     Port Commission                                        4.10         5/01/2012          3,839
 10,000     Whiting Environmental Facilities                       5.00         7/01/2017         10,874
                                                                                              ----------
                                                                                                  57,213
                                                                                              ----------
            IOWA (0.6%)
 10,000     Finance Auth. (INS)                                    5.00         7/01/2014         10,797
                                                                                              ----------
            KANSAS (0.1%)
  2,000     La Cygne (INS)                                         4.05         3/01/2015          2,142
                                                                                              ----------
            LOUISIANA (0.4%)
  1,500     Office Facilities Corp.                                5.00         3/01/2016          1,614
  2,500     Offshore Terminal Auth.                                5.25         9/01/2016          2,606
  3,455     Public Facilities Auth.                                2.88        11/01/2015          3,433
                                                                                              ----------
                                                                                                   7,653
                                                                                              ----------
            MARYLAND (0.5%)
 10,000     Anne Arundel County                                    4.10         7/01/2014         10,042
    200     Health and Higher Education Facilities Auth.,
              acquired 3/05/2003, cost $265(d)                     5.00         2/01/2013            210
                                                                                              ----------
                                                                                                  10,252
                                                                                              ----------
            MASSACHUSETTS (1.0%)
 11,500     Dev. Finance Agency                                    2.88        10/01/2014         11,844
    600     Dev. Finance Agency(c)                                 5.00         1/01/2015            628
    630     Dev. Finance Agency(c)                                 5.00         1/01/2016            656
    835     Dev. Finance Agency(c)                                 5.00         1/01/2017            862
  1,065     Dev. Finance Agency(c)                                 5.00         1/01/2018          1,083
  1,395     Dev. Finance Agency(c)                                 5.00         1/01/2019          1,392
  2,015     Health and Educational Facilities Auth.                5.00         7/01/2016          2,109
                                                                                              ----------
                                                                                                  18,574
                                                                                              ----------

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                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                            COUPON          FINAL            VALUE
(000)       SECURITY                                               RATE         MATURITY           (000)
--------------------------------------------------------------------------------------------------------
            MICHIGAN (0.4%)
$ 4,950     Dickinson County EDC                                   5.75%        6/01/2016     $    5,009
  1,000     Hospital Finance Auth.                                 5.00        11/15/2014          1,062
  1,000     Hospital Finance Auth.                                 5.00        11/15/2015          1,070
    700     Wayne County (INS)                                     5.63         5/01/2011            702
                                                                                              ----------
                                                                                                   7,843
                                                                                              ----------
            MINNESOTA (0.5%)
  5,000     Agricultural and Economic Development Board(b)         4.75         2/15/2015          5,083
  1,335     Agricultural and Economic Development Board (INS)      5.00         2/15/2015          1,454
    565     Agricultural and Economic Development Board (INS)      5.00         2/15/2016            617
  1,000     Higher Education Facilities Auth.                      4.00         4/01/2015          1,063
    250     St. Paul Housing and Redevelopment Auth.               5.00         5/15/2013            263
    250     St. Paul Housing and Redevelopment Auth.               5.00         5/15/2014            265
    250     St. Paul Housing and Redevelopment Auth.               5.00         5/15/2015            267
    300     St. Paul Housing and Redevelopment Auth.               5.00         5/15/2016            317
    325     St. Paul Housing and Redevelopment Auth.               5.25         5/15/2017            346
                                                                                              ----------
                                                                                                   9,675
                                                                                              ----------
            MISSISSIPPI (0.6%)
  1,500     Hospital Equipment and Facilities Auth.                5.00         8/15/2013          1,592
  2,280     Hospital Equipment and Facilities Auth.                5.00         8/15/2014          2,441
  4,330     Hospital Equipment and Facilities Auth.                5.00        12/01/2014          4,534
  1,000     Hospital Equipment and Facilities Auth.                5.00         8/15/2015          1,075
  2,000     Hospital Equipment and Facilities Auth.                5.00         8/15/2016          2,126
                                                                                              ----------
                                                                                                  11,768
                                                                                              ----------
            MISSOURI (1.4%)
  1,135     Cape Girardeau County IDA                              5.00         6/01/2014          1,187
  1,000     Cape Girardeau County IDA                              5.00         6/01/2017          1,023
  6,000     Environmental Improvement and Energy Resources Auth.   4.00         1/02/2012          6,077
  1,200     Fenton                                                 5.00         4/01/2011          1,200
  1,750     Fenton                                                 5.00         4/01/2012          1,799
  1,055     Joint Municipal Electric Utility Commission (INS)      5.00         1/01/2015          1,123
  5,500     Riverside IDA (INS)                                    4.50         5/01/2016          5,663
  7,150     St. Louis Airport (INS)                                5.00         7/01/2013          7,587
                                                                                              ----------
                                                                                                  25,659
                                                                                              ----------
            NEW HAMPSHIRE (1.5%)
 15,500     Merrimack County                                       2.30        12/30/2011         15,574
 11,400     Strafford County                                       6.50        12/30/2011         11,483
                                                                                              ----------
                                                                                                  27,057
                                                                                              ----------

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26  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                            COUPON          FINAL            VALUE
(000)       SECURITY                                               RATE         MATURITY           (000)
--------------------------------------------------------------------------------------------------------
            NEW JERSEY (3.2%)
$10,000     EDA                                                    5.25%        9/01/2019     $   10,616
  5,055     Health Care Facilities Financing Auth.                 4.00        11/15/2016          5,127
  3,000     Jersey City                                            4.50        12/30/2011          3,034
  6,736     Newark                                                 3.50        12/15/2011          6,771
 13,200     Newark(c),(e)                                          3.70         2/08/2012         13,267
  9,745     Tobacco Settlement Financing Corp.                     5.00         6/01/2014          9,921
  9,640     Transit Corp.                                          5.75         9/15/2014         10,136
                                                                                              ----------
                                                                                                  58,872
                                                                                              ----------
            NEW MEXICO (0.2%)
    545     Jicarilla Apache Nation(b)                             5.00         9/01/2011            552
  1,395     Jicarilla Apache Nation(b)                             5.00         9/01/2013          1,461
  2,120     Sandoval County                                        4.00         6/01/2015          2,174
                                                                                              ----------
                                                                                                   4,187
                                                                                              ----------
            NEW YORK (6.1%)
  1,000     Albany IDA                                             5.50        11/15/2012          1,056
  1,000     Albany IDA                                             5.50        11/15/2013          1,075
  3,500     Albany IDA                                             4.25        11/15/2014          3,670
  4,480     Albany IDA                                             5.00        11/15/2015          4,812
  7,500     Binghamton                                             2.50         2/03/2012          7,594
  1,000     Dormitory Auth.                                        3.00         7/01/2013          1,016
  1,000     Dormitory Auth.                                        5.00         7/01/2013          1,050
  3,710     Dormitory Auth.                                        5.00         7/01/2013          3,916
  3,010     Dormitory Auth.                                        5.00         7/01/2014          3,184
  1,865     Dormitory Auth.                                        5.00         7/01/2014          2,004
  5,000     Dormitory Auth.                                        5.20         2/15/2015          5,011
  3,145     Dormitory Auth.                                        5.00         7/01/2015          3,339
  4,095     Dormitory Auth.                                        5.00         7/01/2015          4,382
  2,000     Dormitory Auth.                                        4.00         8/15/2015          2,122
    720     Dormitory Auth.                                        4.00         2/15/2016            760
  3,295     Dormitory Auth.                                        5.00         7/01/2016          3,493
  2,000     Dormitory Auth.                                        5.00         7/01/2016          2,150
  1,700     East Rochester Housing Auth. (NBGA)                    3.75        12/20/2012          1,733
  4,565     Gloversville City School District                      2.50         1/20/2012          4,595
  3,000     Long Island Power Auth.                                5.25         6/01/2014          3,315
 20,000     New York City(f)                                       5.00         8/01/2016         22,559
  1,745     Newburgh                                               5.15         8/30/2011          1,757
  4,000     Newburgh                                               5.15         8/30/2011          4,027
  8,775     Roosevelt Union Free School District                   2.25         9/30/2011          8,786
  1,620     Suffolk County IDA                                     4.30        11/01/2011          1,638
 12,000     Syracuse                                               1.50         6/30/2011         12,019
  3,000     Westchester County Health Care Corp.                   5.00        11/01/2015          3,154
                                                                                              ----------
                                                                                                 114,217
                                                                                              ----------

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                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                            COUPON          FINAL            VALUE
(000)       SECURITY                                               RATE         MATURITY           (000)
--------------------------------------------------------------------------------------------------------
            NORTH CAROLINA (0.5%)
$ 2,000     Eastern Municipal Power Agency                         5.00%        1/01/2016     $    2,197
  2,100     Medical Care Commission                                4.38         7/01/2017          2,096
  3,855     Medical Care Commission                                5.00         7/01/2018          4,110
                                                                                              ----------
                                                                                                   8,403
                                                                                              ----------
            OHIO (0.9%)
  4,515     American Municipal Power, Inc.                         5.00         2/15/2017          4,873
  4,500     Buckeye Tobacco Settlement Financing Auth.             5.00         6/01/2015          4,554
  1,530     Hancock County(c)                                      4.00        12/01/2016          1,535
  1,875     Hancock County(c)                                      4.25        12/01/2017          1,877
  1,240     Miami County                                           5.25         5/15/2011          1,245
  1,865     Miami County                                           5.25         5/15/2012          1,933
                                                                                              ----------
                                                                                                  16,017
                                                                                              ----------
            OKLAHOMA (0.3%)
    310     Cherokee Nation (INS)(b)                               4.10        12/01/2011            314
  2,150     Cherokee Nation (INS)(b)                               4.30        12/01/2016          2,184
  1,685     Norman Regional Hospital Auth. (INS)                   5.00         9/01/2011          1,683
  1,000     Norman Regional Hospital Auth. (INS)                   5.00         9/01/2013            988
  1,090     Norman Regional Hospital Auth. (INS)                   5.00         9/01/2014          1,066
                                                                                              ----------
                                                                                                   6,235
                                                                                              ----------
            PENNSYLVANIA (2.2%)
 12,250     Allegheny County Hospital Dev. Auth.                   5.00         5/15/2016         13,579
  1,065     Delaware County                                        4.00        10/01/2015          1,089
  1,110     Delaware County                                        4.00        10/01/2016          1,119
  1,155     Delaware County                                        5.00        10/01/2017          1,201
  1,195     Delaware County                                        5.00        10/01/2018          1,225
  4,000     EDA                                                    2.75         9/01/2013          4,023
  3,740     Higher Educational Facilities Auth.                    5.00         5/15/2016          4,163
  1,500     Montgomery County IDA                                  5.00        11/15/2016          1,541
  2,000     Montgomery County IDA                                  5.00        11/15/2017          2,027
  5,175     St. Mary Hospital Auth.                                4.00        11/15/2016          5,301
  5,170     St. Mary Hospital Auth.                                4.00        11/15/2016          5,295
                                                                                              ----------
                                                                                                  40,563
                                                                                              ----------
            PUERTO RICO (0.8%)
 14,000     Government Dev. Bank                                   4.75        12/01/2015         14,384
                                                                                              ----------
            SOUTH CAROLINA (2.7%)
 23,000     Berkeley County                                        4.88        10/01/2014         24,350
  2,125     Georgetown County                                      5.13         2/01/2012          2,176
  2,290     Jobs EDA (INS)                                         4.05         4/01/2013          2,325
  1,000     Lexington County Health Services District, Inc.        5.00        11/01/2014          1,081
  3,950     Piedmont Municipal Power Agency                        5.00         1/01/2015          4,279

================================================================================

28  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                            COUPON          FINAL            VALUE
(000)       SECURITY                                               RATE         MATURITY           (000)
--------------------------------------------------------------------------------------------------------
$ 7,715     Piedmont Municipal Power Agency                        5.00%        1/01/2016     $    8,404
  4,000     Richland County                                        4.60         9/01/2012          4,131
  1,485     SCAGO Educational Facilities Corp. (INS)               4.00        12/01/2016          1,489
  2,550     Tobacco Settlement Revenue Management Auth.            5.00         6/01/2018          2,553
                                                                                              ----------
                                                                                                  50,788
                                                                                              ----------
            TENNESSEE (0.2%)
  2,750     Shelby County Health, Educational, and Housing
              Facility Board                                       5.00         9/01/2014          3,026
                                                                                              ----------
            TEXAS (3.3%)
    160     Bexar County Health Facilities Dev. Corp.              5.00         7/01/2011            161
  3,000     Dallas Fort Worth International Airport                5.00        11/01/2016          3,306
  1,335     Gregg County Health Facilities Dev. Corp.              5.00        10/01/2015          1,362
  2,105     Gregg County Health Facilities Dev. Corp.              5.00        10/01/2016          2,114
  6,035     Harris County Cultural Education Facilities            5.00         2/15/2015          6,574
  4,500     Harris County Cultural Education Facilities            5.00         2/15/2016          4,930
  3,000     Lewisville ISD (NBGA)                                  4.07(a)      8/15/2011          2,995
    500     Midlothian Dev. Auth. (INS)                            5.00        11/15/2011            504
    760     Midlothian Dev. Auth. (INS)                            5.00        11/15/2012            773
    535     Midlothian Dev. Auth. (INS)                            5.00        11/15/2013            545
    560     Midlothian Dev. Auth. (INS)                            5.00        11/15/2014            569
    390     Midlothian Dev. Auth. (INS)                            5.00        11/15/2015            393
  1,220     Northwest ISD (NBGA)                                   4.01(a)      2/15/2013          1,195
  1,000     Northwest ISD (NBGA)                                   4.07(a)      2/15/2014            958
  1,000     San Leanna Education Facilities Corp.                  5.00         6/01/2013          1,051
  1,585     San Leanna Education Facilities Corp.                  5.00         6/01/2017          1,667
  1,000     Tarrant County Cultural Education Facilities
              Finance Corp.                                        5.00         5/15/2011          1,002
  1,000     Tarrant County Cultural Education Facilities
              Finance Corp.                                        5.25        11/15/2011          1,001
  1,155     Tarrant County Cultural Education Facilities
              Finance Corp.                                        5.25        11/15/2012          1,153
  1,220     Tarrant County Cultural Education Facilities
              Finance Corp.                                        5.00        11/15/2013          1,285
  1,100     Tarrant County Cultural Education Facilities
              Finance Corp.                                        5.25        11/15/2013          1,091
    870     Tarrant County Cultural Education Facilities
              Finance Corp.                                        4.63        11/15/2014            886
  1,265     Tarrant County Cultural Education Facilities
              Finance Corp.                                        5.25        11/15/2014          1,244
  1,470     Tarrant County Cultural Education Facilities
              Finance Corp.                                        5.00         5/15/2015          1,511
  1,250     Tarrant County Cultural Education Facilities
              Finance Corp.                                        5.75        11/15/2015          1,237

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                            COUPON          FINAL            VALUE
(000)       SECURITY                                               RATE         MATURITY           (000)
--------------------------------------------------------------------------------------------------------
$ 1,000     Tarrant County Cultural Education Facilities
              Finance Corp.                                        5.00%       11/15/2017     $    1,037
  3,635     Titus County                                           4.50         7/01/2011          3,661
  2,810     Tyler Health Facilities Dev. Corp.                     5.00        11/01/2013          2,877
  4,575     Tyler Health Facilities Dev. Corp.                     5.00        11/01/2014          4,677
  3,360     Tyler Health Facilities Dev. Corp.                     5.00        11/01/2015          3,427
  6,155     Tyler Health Facilities Dev. Corp.                     5.25        11/01/2016          6,253
                                                                                              ----------
                                                                                                  61,439
                                                                                              ----------
            U.S. VIRGIN ISLANDS (0.5%)
  1,000     Water and Power Auth.                                  4.00         7/01/2011          1,005
  1,000     Water and Power Auth.                                  4.00         7/01/2012          1,018
  2,250     Water and Power Auth.                                  4.75         7/01/2015          2,361
  2,700     Water and Power Auth.                                  4.75         7/01/2016          2,827
  2,800     Water and Power Auth.                                  4.75         7/01/2017          2,912
                                                                                              ----------
                                                                                                  10,123
                                                                                              ----------
            VIRGINIA (1.9%)
 18,665     Chesapeake Port Facility IDA(f)                        3.90         3/01/2013         19,318
  3,200     Housing Dev. Auth.                                     3.05         3/01/2018          3,158
  3,200     Housing Dev. Auth.                                     3.05         9/01/2018          3,153
  3,000     Housing Dev. Auth.                                     3.25         3/01/2019          2,913
  3,000     Housing Dev. Auth.                                     3.25         9/01/2019          2,905
  4,964     Marquis Community Dev. Auth.,
              acquired 11/16/2007, cost $4,964(h)                  5.10         9/01/2013          4,198
                                                                                              ----------
                                                                                                  35,645
                                                                                              ----------
            Total Fixed-Rate Instruments (cost: $867,425)                                        881,648
                                                                                              ----------
            PUT BONDS (33.6%)

            ALABAMA (1.3%)
 10,000     Chatom IDB (NBGA)                                      1.20         8/01/2037         10,000
  8,000     East Alabama Health Care Auth.                         5.00         9/01/2033          8,309
  5,000     Mobile IDB                                             5.00         6/01/2034          5,467
                                                                                              ----------
                                                                                                  23,776
                                                                                              ----------
            ARIZONA (2.8%)
 20,400     Maricopa County Pollution Control Corp.                4.00         6/01/2043         20,229
 15,000     Navajo County                                          5.50         6/01/2034         16,003
 16,000     Yavapai County IDA                                     1.65         4/01/2029         16,000
                                                                                              ----------
                                                                                                  52,232
                                                                                              ----------
            CALIFORNIA (3.9%)
  5,585     Economic Recovery                                      4.00         7/01/2023          5,885
 11,875     Economic Recovery                                      5.00         7/01/2023         12,883
    245     Health Facilities Financing Auth. (PRE)                4.45         7/01/2026            248

================================================================================

30  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                            COUPON          FINAL            VALUE
(000)       SECURITY                                               RATE         MATURITY           (000)
--------------------------------------------------------------------------------------------------------
$ 2,755     Health Facilities Financing Auth.                      4.45%        7/01/2026     $    2,782
  5,000     Health Facilities Financing Auth.                      5.00         7/01/2027          5,367
  2,910     Los Angeles (LOC - Allied Irish Banks plc)             2.00        11/01/2030          2,911
  4,000     Municipal Finance Auth.                                1.50         9/01/2021          4,000
  8,000     Municipal Finance Auth.                                2.38         2/01/2039          7,968
  3,655     Pollution Control Financing Auth.                      0.75         8/01/2024          3,655
  7,000     Sacramento USD (INS)                                   3.25(g)      3/01/2040          7,000
  5,000     Statewide Communities Dev. Auth. (INS)                 4.10         4/01/2028          5,162
  5,775     Statewide Communities Dev. Auth.                       3.85        11/01/2029          5,977
  8,500     Statewide Communities Dev. Auth.                       3.45         4/01/2035          8,522
                                                                                              ----------
                                                                                                  72,360
                                                                                              ----------
            COLORADO (1.0%)
  8,000     E-470 Public Highway Auth. (INS)                       5.00         9/01/2039          8,098
 10,500     Health Facilities Auth.                                4.00        10/01/2040         11,196
                                                                                              ----------
                                                                                                  19,294
                                                                                              ----------
            CONNECTICUT (0.1%)
  1,000     Dev. Auth.                                             5.75         6/01/2026          1,029
                                                                                              ----------
            FLORIDA (1.7%)
  5,000     Highlands County Health Facilities Auth.               3.95        11/15/2032          5,203
  7,610     Hillsborough County IDA (INS)                          5.00        12/01/2034          7,854
  8,075     Miami-Dade County Health Facilities Auth. (INS)        4.55         8/01/2046          8,416
  5,000     Miami-Dade County IDA                                  4.00        10/01/2018          5,048
  6,000     Miami-Dade County School Board                         5.00         5/01/2032          6,325
                                                                                              ----------
                                                                                                  32,846
                                                                                              ----------
            GEORGIA (0.4%)
  8,000     Burke County Dev. Auth.                                2.50         1/01/2040          8,005
                                                                                              ----------
            ILLINOIS (0.8%)
  1,250     Educational Facilities Auth.                           4.13         3/01/2030          1,286
  1,250     Educational Facilities Auth.                           4.13         3/01/2030          1,294
 10,000     Educational Facilities Auth.                           4.45         3/01/2034         10,481
  2,500     Educational Facilities Auth.                           3.40        11/01/2036          2,424
                                                                                              ----------
                                                                                                  15,485
                                                                                              ----------
            INDIANA (0.8%)
  6,000     Finance Auth.                                          1.65         5/01/2028          6,000
  3,460     Plainfield (NBGA)                                      4.88         2/01/2035          3,469
  5,000     Whiting Environmental Facilities                       2.80         6/01/2044          4,983
                                                                                              ----------
                                                                                                  14,452
                                                                                              ----------
            KENTUCKY (0.7%)
 10,000     Louisville/Jefferson County                            5.38         5/01/2027         10,189
  3,000     Louisville/Jefferson County                            1.90        10/01/2033          3,012
                                                                                              ----------
                                                                                                  13,201
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                            COUPON          FINAL            VALUE
(000)       SECURITY                                               RATE         MATURITY           (000)
--------------------------------------------------------------------------------------------------------
            LOUISIANA (1.6%)
$10,000     De Soto Parish                                         3.25%        1/01/2019     $   10,047
 10,000     Offshore Terminal Auth.                                4.30        10/01/2037         10,129
 10,000     Public Facilities Auth.                                7.00        12/01/2038         10,304
                                                                                              ----------
                                                                                                  30,480
                                                                                              ----------
            MASSACHUSETTS (0.5%)
 10,000     Health and Educational Facilities Auth.                4.13        10/01/2037         10,321
                                                                                              ----------
            MICHIGAN (2.6%)
 10,000     Hospital Finance Auth.                                 5.50        12/01/2034         11,029
 15,000     Monroe County EDC (INS)                                4.65        10/01/2024         15,000
  8,000     Strategic Fund Ltd.                                    5.25         8/01/2029          8,666
 13,500     Strategic Fund Ltd. (INS)                              4.85         9/01/2030         13,657
                                                                                              ----------
                                                                                                  48,352
                                                                                              ----------
            MISSISSIPPI (0.7%)
  9,645     Claiborne County (NBGA)                                0.80        12/01/2015          9,645
  3,400     Claiborne County (NBGA)                                0.80        12/01/2015          3,400
                                                                                              ----------
                                                                                                  13,045
                                                                                              ----------
            NEVADA (0.3%)
  4,835     Clark County                                           5.45         3/01/2038          4,949
                                                                                              ----------
            NEW JERSEY (0.9%)
  3,120     EDA                                                    1.10        12/01/2021          3,120
 13,100     EDA                                                    1.50        12/01/2021         13,102
                                                                                              ----------
                                                                                                  16,222
                                                                                              ----------
            NEW MEXICO (1.0%)
 11,600     Farmington                                             2.88         4/01/2029         11,683
  6,500     Farmington (INS)                                       4.00         6/01/2032          6,531
                                                                                              ----------
                                                                                                  18,214
                                                                                              ----------
            NEW YORK (0.1%)
  1,075     Brookhaven IDA (LOC - Capital One, N.A.)               4.25        11/01/2037          1,076
                                                                                              ----------
            OHIO (1.5%)
  5,000     Air Quality Dev. Auth.                                 2.25        12/01/2023          4,935
 10,000     Air Quality Dev. Auth.                                 4.75         8/01/2029         10,339
  4,000     Air Quality Dev. Auth.                                 3.88        12/01/2038          4,060
  7,405     Water Dev. Auth.                                       3.38         7/01/2033          7,261
  1,400     Water Dev. Auth.                                       3.00        10/01/2033          1,404
                                                                                              ----------
                                                                                                  27,999
                                                                                              ----------
            PENNSYLVANIA (3.1%)
 10,000     Beaver County IDA                                      4.75         8/01/2020         10,155
  9,500     Beaver County IDA                                      3.00        10/01/2047          9,605

================================================================================

32  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                            COUPON          FINAL            VALUE
(000)       SECURITY                                               RATE         MATURITY           (000)
--------------------------------------------------------------------------------------------------------
$10,000     Economic Dev. Financing Auth.                          2.63%       12/01/2033     $   10,051
 17,500     Economic Dev. Financing Auth.                          3.00        12/01/2038         17,131
  3,000     Economic Dev. Financing Auth.                          3.00        12/01/2038          2,974
  3,100     EDA                                                    5.00        12/01/2042          3,215
  4,500     Pittsburgh Water and Sewer Auth. (INS)                 2.63         9/01/2035          4,553
                                                                                              ----------
                                                                                                  57,684
                                                                                              ----------
            TEXAS (4.3%)
  5,250     Gateway Public Facility Corp. (NBGA)                   4.55         7/01/2034          5,653
 17,500     Matagorda County Navigation District No. 1             5.13         6/01/2030         17,601
  7,000     Mission EDC                                            1.55         1/01/2020          7,000
 11,000     Mission EDC                                            1.85         1/01/2020         11,000
 12,000     North Texas Tollway Auth.                              5.75         1/01/2038         13,302
 15,000     North Texas Tollway Auth.                              5.00         1/01/2042         15,782
  9,380     Northside ISD (NBGA)(f)                                4.10         6/01/2035          9,696
                                                                                              ----------
                                                                                                  80,034
                                                                                              ----------
            VIRGINIA (0.7%)
  8,000     Louisa IDA                                             5.38        11/01/2035          8,627
  5,300     Peninsula Ports Auth.                                  5.00        10/01/2033          5,379
                                                                                              ----------
                                                                                                  14,006
                                                                                              ----------
            WEST VIRGINIA (0.6%)
  7,000     EDA                                                    4.85         5/01/2019          7,392
  5,000     EDA                                                    3.13         3/01/2043          4,978
                                                                                              ----------
                                                                                                  12,370
                                                                                              ----------
            WISCONSIN (1.4%)
 10,000     Health and Educational Facilities Auth.                4.75         8/15/2025         10,568
 14,350     Health and Educational Facilities Auth.                5.13         8/15/2027         15,278
                                                                                              ----------
                                                                                                  25,846
                                                                                              ----------
            WYOMING (0.8%)
 14,000     Sweetwater County(f)                                   3.90        12/01/2014         14,548
                                                                                              ----------
            Total Put Bonds (cost: $615,528)                                                     627,826
                                                                                              ----------
            ADJUSTABLE-RATE NOTES (0.4%)

            FLORIDA (0.4%)
  7,000     Citizens Property Insurance Corp. (cost: $7,000)       2.00         6/01/2013          6,996
                                                                                              ----------
            PERIODIC AUCTION RESET BONDS (0.8%)

            ARIZONA (0.2%)
 11,500     Maricopa County IDA, acquired 6/08/2006,
              cost $11,500(d),(e)                                  0.52         1/01/2039          3,450
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                            COUPON          FINAL            VALUE
(000)       SECURITY                                               RATE         MATURITY           (000)
--------------------------------------------------------------------------------------------------------
            CALIFORNIA (0.4%)
$ 7,500     Statewide Communities Dev. Auth., acquired
              8/03/2005-8/08/2007, cost $7,500 (INS)(d),(e)        0.73%        5/15/2029     $    7,350
                                                                                              ----------
            OKLAHOMA (0.2%)
 12,000     Tulsa County Industrial Auth.,
              acquired 7/20/2006 & 9/27/2006, cost $12,000(d),(e)  0.52         1/01/2039          3,600
                                                                                              ----------
            Total Periodic Auction Reset Bonds (cost: $31,000)                                    14,400
                                                                                              ----------
            VARIABLE-RATE DEMAND NOTES (20.5%)

            ARKANSAS (1.3%)
 25,035     Northwest Regional Airport Auth.
              (LOC - Regions Bank)                                 1.65         2/01/2027         25,035
                                                                                              ----------
            CALIFORNIA (1.5%)
 20,000     Palomar Pomerado Health (LIQ)(b)                       0.80         8/01/2037         20,000
  1,795     Perris Union High School District (INS)(LIQ)           0.50         9/01/2018          1,795
  1,335     Perris Union High School District (INS)(LIQ)           0.50         9/01/2033          1,335
  4,200     Pollution Control Financing Auth.                      0.30         3/01/2041          4,200
                                                                                              ----------
                                                                                                  27,330
                                                                                              ----------
            GEORGIA (0.2%)
  4,000     La Grange Dev. Auth.                                   5.00        10/01/2012          4,000
                                                                                              ----------
            IDAHO (1.1%)
 19,885     American Falls Reservoir District                      1.35         2/01/2025         19,885
                                                                                              ----------
            ILLINOIS (1.6%)
 29,100     State (LIQ)                                            3.25        10/01/2033         29,100
                                                                                              ----------
            KANSAS (0.3%)
  6,040     Merriam (LOC - Marshall and Ilsley Bank)               2.39        12/01/2026          6,040
                                                                                              ----------
            LOUISIANA (2.9%)
 13,810     Lafayette (LIQ)(b)                                     1.15        11/01/2028         13,810
 15,000     Public Facilities Auth.                                0.30         5/01/2042         15,000
 25,000     Public Facilities Auth.                                0.33         8/01/2049         25,000
                                                                                              ----------
                                                                                                  53,810
                                                                                              ----------
            MARYLAND (1.0%)
 17,905     Health and Higher Educational Facilities Auth.
              (LOC - Bank of America, N.A.)(LIQ)(b)                0.58         7/01/2036         17,905
                                                                                              ----------
            MISSISSIPPI (0.7%)
 13,880     Business Finance Corp. (LOC - Regions Bank)            3.97        10/01/2018         13,880
                                                                                              ----------
            MULTI-STATE (0.5%)
  9,980     Non-Profit Preferred Funding Trust I (LIQ)(b)          0.93         9/15/2037          9,980
                                                                                              ----------

================================================================================

34  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                            COUPON          FINAL            VALUE
(000)       SECURITY                                               RATE         MATURITY           (000)
--------------------------------------------------------------------------------------------------------
            NEW YORK (0.4%)
$ 6,800     MTA (INS)(LIQ)                                         0.33%       11/01/2029     $    6,800
                                                                                              ----------
            PENNSYLVANIA (1.5%)
  9,100     Berks County IDA (NBGA)                                3.55         7/01/2016          9,100
 18,385     Harrisburg Auth. (INS)(LIQ)                            2.60         7/15/2017         18,385
                                                                                              ----------
                                                                                                  27,485
                                                                                              ----------
            PUERTO RICO (0.6%)
 12,000     Highway and Transportation Auth.
              (LIQ)(LOC - Dexia Credit Local)(b)                   0.42         7/01/2041         12,000
                                                                                              ----------
            SOUTH DAKOTA (0.5%)
 10,400     Grant County                                           2.50        12/01/2012         10,400
                                                                                              ----------
            TEXAS (1.8%)
 20,000     Harris County Cultural Education Facilities
              Finance Corp. (LOC - Compass Bank)                   0.55         6/01/2038         20,000
  8,220     Tarrant County Health Facilities Dev. Corp.
              (LOC - HSH Nordbank A.G.)                            1.21         8/15/2036          8,220
  4,625     Weslaco Health Facilities Dev. Corp.
              (LOC - Compass Bank)                                 0.90         6/01/2038          4,625
                                                                                              ----------
                                                                                                  32,845
                                                                                              ----------
            UTAH (0.5%)
 10,000     Board of Regents (LIQ)(LOC - Dexia Credit Local)(b)    0.43         4/01/2029         10,000
                                                                                              ----------
            VIRGINIA (1.0%)
  6,700     Alexandria IDA (LOC - SunTrust Bank)                   0.65        10/01/2043          6,700
 11,600     Winchester IDA (LIQ)(b)                                0.60         1/21/2014         11,600
                                                                                              ----------
                                                                                                  18,300
                                                                                              ----------
            WASHINGTON (1.1%)
  5,490     Health Care Facilities Auth. (INS)(LIQ)                0.70        12/01/2036          5,490
 15,295     Housing Finance Commission
              (LOC - HSH Nordbank A.G.)                            1.21         3/01/2036         15,295
                                                                                              ----------
                                                                                                  20,785
                                                                                              ----------
            WEST VIRGINIA (1.0%)
 19,000     Hospital Finance Auth. (LOC - Fifth Third Bank)        1.00        10/01/2033         19,000
                                                                                              ----------
            WISCONSIN (1.0%)
 18,945     Health and Educational Facilities Auth.
              (LOC - Marshall and Ilsley Bank)                     2.25         2/01/2038         18,945
                                                                                              ----------
            Total Variable-Rate Demand Notes (cost: $383,525)                                    383,525
                                                                                              ----------

            TOTAL INVESTMENTS (COST: $1,904,478)                                              $1,914,395
                                                                                              ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

-------------------------------------------------------------------------------------------------------
($ IN 000s)                                       VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------
                                           (LEVEL 1)            (LEVEL 2)       (LEVEL 3)
                                       QUOTED PRICES    OTHER SIGNIFICANT     SIGNIFICANT
                                   IN ACTIVE MARKETS           OBSERVABLE    UNOBSERVABLE
ASSETS                          FOR IDENTICAL ASSETS               INPUTS          INPUTS         TOTAL
-------------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                            $-           $  881,648          $    -    $  881,648
Put Bonds                                          -              627,826               -       627,826
Adjustable-Rate Notes                              -                6,996               -         6,996
Periodic Auction Reset Bonds                       -                7,350           7,050        14,400
Variable-Rate Demand Notes                         -              383,525               -       383,525
-------------------------------------------------------------------------------------------------------
Total                                             $-           $1,907,345          $7,050    $1,914,395
-------------------------------------------------------------------------------------------------------

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

-----------------------------------------------------------------------------------------------------
                                                                         PERIODIC AUCTION RESET BONDS
-----------------------------------------------------------------------------------------------------
Balance as of March 31, 2010                                                                   $7,050
Net realized gain (loss) on investments                                                             -
Change in net unrealized appreciation/depreciation of investments                                   -
Net purchases (sales)                                                                               -
Transfers in and/or out of Level 3                                                                  -
-----------------------------------------------------------------------------------------------------
Balance as of March 31, 2011                                                                   $7,050
-----------------------------------------------------------------------------------------------------

For the period ended March 31, 2011, there were no significant transfers of securities between levels. The Fund's policy is to recognize transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

36  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2011

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o  SPECIFIC NOTES

   (a) Zero-coupon security. Rate represents the effective yield at the date of purchase.

   (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Investment Management Company (the Manager) under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

   (c) At March 31, 2011, the aggregate market value of securities purchased on a when-issued basis was $31,848,000.

   (d) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at March 31, 2011, was $14,610,000, which represented 0.8% of the Fund's net assets.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  37

================================================================================

   (e) Security was fair valued at March 31, 2011, by the Manager in accordance with valuation procedures approved by the Board of Trustees.

   (f) At March 31, 2011, portions of these securities were segregated to cover delayed-delivery and/or when-issued purchases.

   (g) Variable-rate or floating-rate security -- interest rate is adjusted periodically. The interest rate disclosed represents the current rate at March 31, 2011.

   (h) Restricted security that is not registered under the Securities Act of 1933 and is deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of this security at March 31, 2011, was $4,198,000, which represented 0.2% of the Fund's net asset value.

See accompanying notes to financial statements.

================================================================================

38  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2011

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,904,478)     $1,914,395
   Cash                                                                       538
   Receivables:
      Capital shares sold                                                   1,683
      USAA Investment Management Company (Note 6C)                              2
      Interest                                                             17,760
                                                                       ----------
         Total assets                                                   1,934,378
                                                                       ----------
LIABILITIES
   Payables:
      Securities purchased                                                 66,017
      Capital shares redeemed                                               1,837
      Dividends on capital shares                                             650
   Accrued management fees                                                    518
   Accrued transfer agent's fees                                               20
   Other accrued expenses and payables                                         96
                                                                       ----------
         Total liabilities                                                 69,138
                                                                       ----------
            Net assets applicable to capital shares outstanding        $1,865,240
                                                                       ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                     $1,859,574
   Overdistribution of net investment income                                 (156)
   Accumulated net realized loss on investments                            (4,095)
   Net unrealized appreciation of investments                               9,917
                                                                       ----------
            Net assets applicable to capital shares outstanding        $1,865,240
                                                                       ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,860,300/175,390
         shares outstanding)                                           $    10.61
                                                                       ==========
      Adviser Shares (net assets of $4,940/466 shares outstanding)     $    10.61
                                                                       ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  39

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2011

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                     $59,451
                                                                       -------
EXPENSES
   Management fees                                                       5,956
   Administration and servicing fees:
      Fund Shares                                                        2,751
      Adviser Shares*                                                        5
   Transfer agent's fees:
      Fund Shares                                                          766
   Distribution and service fees (Note 6E):
      Adviser Shares*                                                        7
   Custody and accounting fees:
      Fund Shares                                                          219
   Postage:
      Fund Shares                                                           43
   Shareholder reporting fees:
      Fund Shares                                                           34
   Trustees' fees                                                           12
   Registration fees:
      Fund Shares                                                           64
      Adviser Shares*                                                       22
   Professional fees                                                       123
   Other                                                                    41
                                                                       -------
         Total expenses                                                 10,043
   Expenses reimbursed:
      Adviser Shares*                                                      (22)
                                                                       -------
         Net expenses                                                   10,021
                                                                       -------
NET INVESTMENT INCOME                                                   49,430
                                                                       -------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss                                                      (646)
   Change in net unrealized appreciation/depreciation                   (2,032)
                                                                       -------
         Net realized and unrealized loss                               (2,678)
                                                                       -------
   Increase in net assets resulting from operations                    $46,752
                                                                       =======

*Adviser shares were initiated on August 1, 2010

See accompanying notes to financial statements.

================================================================================

40  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

--------------------------------------------------------------------------------

                                                                         2011              2010
-----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                           $   49,430        $   45,157
   Net realized gain (loss) on investments                               (646)               60
   Change in net unrealized appreciation/depreciation of
      investments                                                      (2,032)           32,047
                                                                   ----------------------------
      Increase in net assets resulting from operations                 46,752            77,264
                                                                   ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                     (49,206)          (44,629)
      Adviser Shares*                                                     (74)                -
                                                                   ----------------------------
      Distributions to shareholders                                   (49,280)          (44,629)
                                                                   ----------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                        110,060           508,603
   Adviser Shares*                                                      5,010                 -
                                                                   ----------------------------
      Total net increase in net assets from capital
         share transactions                                           115,070           508,603
                                                                   ----------------------------
   Net increase in net assets                                         112,542           541,238

NET ASSETS
   Beginning of year                                                1,752,698         1,211,460
                                                                   ----------------------------
   End of year                                                     $1,865,240        $1,752,698
                                                                   ============================
Overdistribution of net investment income:
   End of year                                                     $     (156)       $     (150)
                                                                   ============================

*Adviser shares were initiated on August 1, 2010

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  41

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2011

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 48 separate funds. The information presented in this annual report pertains only to the USAA Tax Exempt Short-Term Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors with interest income that is exempt from federal income tax.

The Fund has two classes of shares: Tax Exempt Short-Term Fund Shares (Fund Shares) and, effective August 1, 2010, Tax Exempt Short-Term Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

================================================================================

42  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

   2. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

   3. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager), an affiliate of the Fund, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

      Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotation systems. General factors

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

      considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include variable-rate demand notes which are valued at amortized cost. All other level 2 securities are valued based on methods discussed in Note 1A1.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the securities valued using significant unobservable inputs at the end of the period, the Manager determined the market quotations from the pricing services were not determinative of fair value. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Trust's

================================================================================

44  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

   Board of Trustees. These unobservable inputs included risk premium adjustments reflecting the amount the Manager assumed market participants would demand because of the risk (uncertainty) in the cash flows from the securities and other information related to the securities such as current yields, economic conditions, and any other relevant information. Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of March 31, 2011, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $31,873,000; all of which were when-issued securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

F. EXPENSES PAID INDIRECTLY -- Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended March 31, 2011, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.10% annually of the amount of the committed loan agreement). Prior to September 24, 2010, the maximum annual facility fee was 0.13% of the amount of the committed

================================================================================

46  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the year ended March 31, 2011, the Fund paid CAPCO facility fees of $6,000 which represents 3.9% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended March 31, 2011.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for the classification of market discount resulted in reclassifications to the statement of assets and liabilities to increase overdistribution of net investment income and decrease accumulated net realized loss on investments by $156,000. This reclassification had no effect on net assets.

The tax character of distributions paid during the years ended March 31, 2011, and March 31, 2010, was as follows:

                                            2011                  2010
                                        ----------------------------------
Tax-exempt income                       $49,280,000            $44,629,000

As of March 31, 2011, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                $   495,000
Accumulated capital and other losses                            (4,095,000)
Unrealized appreciation                                          9,917,000

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. For the year ended March 31, 2011, the Fund utilized capital loss carryovers of $95,000 to offset capital gains. At March 31, 2011, the Fund had a current post-October capital loss of $585,000 and capital loss carryovers of $3,510,000, for federal income tax purposes. The post-October loss will be recognized on the first day of the following fiscal year. If not offset by subsequent capital gains, the capital loss carryovers will expire between 2013 and 2016, as shown below. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

         CAPITAL LOSS CARRYOVERS
------------------------------------------
EXPIRES                           BALANCE
-------                         ----------
 2013                           $  823,000
 2014                              265,000
 2015                            2,326,000
 2016                               96,000
                                ----------
                   Total        $3,510,000
                                ==========

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended March 31, 2011, the Fund did not incur any income tax, interest, or penalties. As of March 31, 2011, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax year ended March 31, 2011, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

================================================================================

48  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2011, were $272,988,000 and $127,223,000, respectively.

As of March 31, 2011, the cost of securities, including short-term securities, for federal income tax purposes, was $1,904,478,000.

Gross unrealized appreciation and depreciation of investments as of March 31, 2011, for federal income tax purposes, were $30,586,000 and $20,669,000, respectively, resulting in net unrealized appreciation of $9,917,000.

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2011, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                      MARCH 31, 2011            MARCH 31, 2010
---------------------------------------------------------------------------------
                                   SHARES        AMOUNT       SHARES      AMOUNT
                                  -----------------------------------------------
FUND SHARES:
Shares sold                        66,927      $ 713,416      79,149    $ 833,571
Shares issued from reinvested
  dividends                         3,893         41,531       3,481       36,663
Shares redeemed                   (60,542)      (644,887)    (34,274)    (361,631)
                                  -----------------------------------------------
Net increase from capital
  share transactions               10,278      $ 110,060      48,356    $ 508,603
                                  ===============================================
ADVISER SHARES
  (INITIATED ON AUGUST 1, 2010):
Shares sold                           466      $   5,010           -    $       -
Shares issued from reinvested
  dividends                             -              -           -            -
Shares redeemed                         -              -           -            -
                                  -----------------------------------------------
Net increase from capital
  share transactions                  466      $   5,010           -    $       -
                                  ===============================================

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager carries out the Fund's investment policies and manages the Fund's portfolio pursuant to an Advisory Agreement. The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average net assets for the fiscal year.

   The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Short Municipal Debt Funds Index over the performance period. The Lipper Short Municipal Debt Funds Index tracks the total return performance of the 10 largest funds in the Lipper Short Municipal Debt Funds category. The performance period for each class consists of the current month plus the previous 35 months. The performance adjustment for the Adviser Shares includes the performance of the Fund Shares for periods prior to August 1, 2010.

   The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------
+/- 0.20% to 0.50%                    +/- 0.04%
+/- 0.51% to 1.00%                    +/- 0.05%
+/- 1.01% and greater                 +/- 0.06%

   (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

   Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

================================================================================

50  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

   Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Short Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

   For the year ended March 31, 2011, the Fund incurred total management fees, paid or payable to the Manager, of $5,956,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $811,000 and less than $500, respectively. For the Fund Shares and Adviser Shares, the performance adjustments were 0.04% and less than 0.01%, respectively.

B. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended March 31, 2011, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,751,000 and $5,000, respectively.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2011, the Fund reimbursed the Manager $59,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

C. EXPENSE LIMITATION -- The Manager has agreed, through August 1, 2011, to limit the annual expenses of the Adviser Shares to 0.80% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through August 1, 2011, without approval of the Trust's Board of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

   Trustees, and may be changed or terminated by the Manager at any time after that date. For the year ended March 31, 2011, the Adviser Shares incurred reimbursable expenses of $22,000, of which $2,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended March 31, 2011, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $766,000 and less than $500, respectively.

E. DISTRIBUTION AND SERVICE (12b-1) FEES -- The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to the Manager (the distributor) for distribution and shareholder services. The distributor pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares average daily net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2011, the Adviser Shares incurred distribution and service (12b-1) fees of $7,000.

F. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At March 31, 2011, USAA and its affiliates owned 465,000 shares, which represent 99.8% of the Adviser Shares and 0.3% of the Fund.

================================================================================

52  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended March 31, 2011, in accordance with affiliated transaction procedures approved by the Trust's Board of Trustees, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA fund at the then-current market price with no brokerage commissions incurred.

                                                  COST TO         NET REALIZED
         SELLER                PURCHASER         PURCHASER       GAIN TO SELLER
-------------------------------------------------------------------------------
USAA Tax Exempt            USAA Tax Exempt
  Intermediate-Term Fund     Short-Term Fund    $15,093,000         $93,000

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

(9) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                      YEAR ENDED MARCH 31,
                                      -------------------------------------------------------------------------------
                                            2011            2010              2009             2008              2007
                                      -------------------------------------------------------------------------------
Net asset value at
  beginning of period                 $    10.62      $    10.38        $    10.59       $    10.60        $    10.59
                                      -------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                      .29             .32               .45              .41               .39
  Net realized and
    unrealized gain (loss)                  (.01)            .24              (.20)            (.01)              .01
                                      -------------------------------------------------------------------------------
Total from investment
  operations                                 .28             .56               .25              .40               .40
                                      -------------------------------------------------------------------------------
Less distributions from:
  Net investment income                     (.29)           (.32)             (.46)            (.41)             (.39)
                                      -------------------------------------------------------------------------------
Net asset value at end
  of period                           $    10.61      $    10.62        $    10.38       $    10.59        $    10.60
                                      ===============================================================================
Total return (%)*                           2.62            5.46(a)           2.38             3.84              3.79
Net assets at end of
  period (000)                        $1,860,300      $1,752,698        $1,211,460       $1,020,505        $1,066,679
Ratios to average net
  assets:**
  Expenses (%)(b)                            .54             .55(a)            .56              .55               .55
  Net investment
    income (%)                              2.69            3.01              4.36             3.86              3.64
Portfolio turnover (%)                        10              16                24               26                35

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 ** For the year ended March 31, 2011, average net assets were $1,834,651,000.
(a) During the year ended March 31, 2010, SAS reimbursed the Fund Shares $47,000 for corrections in fees paid for the administration and servicing of certain accounts.The effect of this reimbursement on the Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratios by less than 0.01%.
    This decrease is excluded from the expense ratios above.
(b) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                            (.00%)(+)       (.00%)(+)         (.00%)(+)        (.01%)            (.00%)(+)
    +Represents less than 0.01% of average net assets.

================================================================================

54  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) -- ADVISER SHARES

Per share operating performance for a share outstanding throughout the period is as follows:

                                                                      PERIOD ENDED
                                                                        MARCH 31,
                                                                         2011***
                                                                      ------------
Net asset value at beginning of period                                   $10.71
                                                                         ------
Income (loss) from investment operations:
  Net investment income                                                     .17
  Net realized and unrealized loss                                         (.10)
                                                                         ------
Total from investment operations                                            .07
                                                                         ------
Less distributions from:
  Net investment income                                                    (.17)
                                                                         ------
Net asset value at end of period                                         $10.61
                                                                         ======
Total return (%)*                                                           .69
Net assets at end of period (000)                                        $4,940
Ratios to average net assets:**
  Expenses (%)(a),(b)                                                       .80
  Expenses, excluding reimbursements (%)(a),(b)                            1.53
  Net investment income (%)(a)                                             2.47
Portfolio turnover (%)                                                       10

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods less than one year are not annualized.
 ** For the year ended March 31, 2011, average net assets were $4,580,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Reflects total operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

EXPENSE EXAMPLE

March 31, 2011 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2010, through March 31, 2011.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses

================================================================================

56  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                     EXPENSES PAID
                                 BEGINNING            ENDING         DURING PERIOD*
                               ACCOUNT VALUE      ACCOUNT VALUE     OCTOBER 1, 2010 -
                              OCTOBER 1, 2010*    MARCH 31, 2011     MARCH 31, 2011
                              -------------------------------------------------------
FUND SHARES
Actual                           $1,000.00          $1,000.50            $2.74

Hypothetical
 (5% return before expenses)      1,000.00           1,022.19             2.77

ADVISER SHARES
Actual                            1,000.00             998.40             3.99

Hypothetical
 (5% return before expenses)      1,000.00           1,020.94             4.03

* Expenses are equal to the annualized expense ratio of 0.55% for Fund Shares and 0.80% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 0.05% for Fund Shares and (0.07)% for Adviser Shares for the six-month period of October 1, 2010, through March 31, 2011.

================================================================================

                                                           EXPENSE EXAMPLE |  57

================================================================================

TRUSTEES' AND OFFICERS'INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 48 individual funds as of December 31, 2010. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

58  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1960
Year of Election or Appointment: 2001

Chair of the Board of Directors, IMCO (11/04-present); President, IMCO (2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief Executive Officer, IMCO (2/01-2/07); Chair of the Board of Directors, USAA Financial Advisors, Inc. (FAI) (1/07-present); President, FAI (12/07-10/09); President, Financial Advice and Solutions Group (FASG) USAA (9/09-present); President, Financial Services Group, USAA (1/07-9/09). Mr. Claus serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), USAA Financial Planning Services Insurance Agency, Inc. (FPS), and FAI. He also serves as Vice Chair for USAA Life Insurance Company (USAA Life).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

ROBERT L. MASON, Ph.D.(3, 4, 5, 6)
Trustee
Born: June 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2007

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Management at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

60  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: 1992(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2) Member of Executive Committee
   (3) Member of Audit Committee
   (4) Member of Pricing and Investment Committee
   (5) Member of Corporate Governance Committee
   (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
   (+) Mr. Zucker was elected as Chair of the Board in 2005.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA
Vice President
Born: June 1966
Year of Appointment: 2009

President and Director, IMCO, FAI, FPS, and SAS (10/09-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (9/01-9/09).

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, IMCO (3/10-present); Vice President, Fixed Income Investments, IMCO (2/04-3/10). Mr. Freund also serves as a Director for SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments (12/00-1/09).

CHRISTOPHER P. LAIA
Secretary
Born: January 1960
Year of Appointment: 2010

Vice President, Financial Advice & Solutions Group General Counsel, USAA (10/08-present); Vice President, Securities Counsel, USAA (6/07-10/08); Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the Officer positions of Vice President and Secretary of IMCO and SAS and Vice President and Assistant Secretary of FAI and FPS.

================================================================================

62  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Executive Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08).

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief Financial Officer, California State Automobile Association (8/04-12/05).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).

   (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

TRUSTEES                             Christopher W. Claus
                                     Barbara B. Dreeben
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                       USAA Investment Management Company
INVESTMENT ADVISER,                  P.O. Box 659453
UNDERWRITER, AND                     San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "Products & Services"
SELF-SERVICE 24/7                    click "Investments," then
AT USAA.COM                          "Mutual Funds"

OR CALL                              Under "My Accounts" go to
(800) 531-USAA                       "Investments." View account balances,
        (8722)                       or click "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.



================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   At USAA.COM click: MY DOCUMENTS
   Set preferences to USAA DOCUMENTS ONLINE.

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        USAA       WE KNOW WHAT IT MEANS TO SERVE.(R)

   =============================================================================
   40856-0311                                (C)2011, USAA. All rights reserved.


ITEM 2.  CODE OF ETHICS.

On September 22, 2010, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 48 funds in all. Only 12 funds of the Registrant have a fiscal year-end of March 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended March 31, 2011 and 2010 were $268,555 and $244,354, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended March 31, 2011 and 2010 were $63,358 and $61,513, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended March 31, 2011 and 2010.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended March 31, 2011 and 2010.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for March 31, 2011 and 2010 were $384,316 and $104,896, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2011 and 2010 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:



                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.













SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended March 31, 2011

By:*     /s/ Christopher P. Laia
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:    06/02/2011
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Christopher W. Claus
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    06/02/2011
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    06/02/2011
         ------------------------------
*Print the name and title of each signing officer under his or her signature.